UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 28, 2005

Avatar Holdings Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-07395	231739078
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

201 Alhambra Circle, Coral Gables, Florida		33134
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	1-305-442-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02. Results of Operations and Financial Condition.

On April 28, 2005, Avatar Holdings Inc. issued a press release announcing its results for the first quarter ended March 31, 2005. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this report, including the exhibit hereto, shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the registrant specifically states that the information or exhibit in this particular report is incorporated by reference).

Item 7.01. Regulation FD Disclosure.

The information furnished pursuant to Item 2.02, "Results of Operations and Financial Condition", is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description
99.1 Press Release dated April 28, 2005

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avatar Holdings Inc.

April 28, 2005	By:	Juanita I. Kerrigan

Name: Juanita I. Kerrigan
Title: Vice President and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release Dated April 28, 2005